Business combinations	12 Months Ended
Dec. 31, 2017
Business Combinations1 [Abstract]
Business combinations
Business combinations
On May 20, 2016, the Group announced the termination of the joint ventures with Bretta Tanker Holdings, Inc. covering four Suezmax vessels. Euronav assumed full ownership of the companies owning the two youngest vessels, the Captain Michael (2012 - 157,648 dwt) and the Maria (2012 - 157,523 dwt) on June 2, 2016.
On June 2, 2016, the Group entered into a share swap and claims transfer agreement whereby:

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The Group transferred its equity interests in Moneghetti Shipholding Ltd. (hereafter 'Moneghetti') and Fontvieille Shipholding Ltd. (hereafter 'Fontvieille') and acquired Bretta Tanker Holdings' equity interests in Fiorano Shipholding Ltd. (hereafter 'Fiorano') and Larvotto Shipholding Ltd. (hereafter 'Larvotto'); and

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The Group transferred its claims arising from the shareholder loans to Moneghetti and Fontvieille and acquired Bretta Tanker Holdings' claims arising from the shareholder loans to Fiorano and Larvotto.

As a result, the Group's equity interest in both Fiorano and Larvotto increased from 50% to 100% giving the Group control of both companies. The Group no longer has an equity interest in Moneghetti and Fontvieille. Before the swap agreement, the Group accounted for the four entities using the equity method. Following the acquisition, Fiorano and Larvotto are fully consolidated as of June 2, 2016.
With this transaction, the Group has become the full owner of the two youngest vessels, the Captain Michael and the Maria, while Bretta has become the full owner of the Devon and the Eugenie.
Consideration transferred

(in thousands of USD)	Fair value at acquisition date
Cash	15,110
Shares in Fontvieille and Moneghetti	(21,498)
Shareholders' loan receivable	39,973

Total consideration transferred	33,585

Contribution to revenue and profit/loss
Since their acquisition by the Group on June 2, 2016, the 2 acquired companies contributed revenue of USD 4.8 million and a profit of USD 0.1 million to the Group's consolidated results for the year ended December 31, 2016. If the acquisition had occurred on 1 January 2016, management estimates that the Group's consolidated revenue for the year ended December 31, 2016 would have been USD 698.3 million and consolidated profit for the twelve month period ended December 31, 2016 would have been USD 205.1 million. In determining these amounts, management has assumed that the fair value adjustments, that arose on the date of acquisition would have been the same if the acquisition had occurred on 1 January 2016.
Acquisition related costs
The Group did not incur any material acquisition-related costs for the business combination and these costs were expensed as incurred.
Step acquisition
The transaction resulted in a loss of USD 24.2 million. This loss was recognized in the consolidated statement of profit or loss for the year ended December 31, 2016 under the heading 'Loss on disposal of investments in equity accounted investees'. In accordance with IFRS 3 (Business Combinations), Euronav accounted for this transaction as a step acquisition and therefore had to re-measure at the acquisition date to fair value Euronav's non-controlling equity interest in the two joint ventures it acquired (loss of USD 13.5 million) as well as to measure at fair value the consideration transferred, including Euronav's interest in the other two joint ventures (loss of USD 10.7 million). At acquisition date, the fair value of the Group's non-controlling interest in the two acquired joint ventures amounted to USD (18.6) million.
Identifiable assets acquired and liabilities assumed
The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the acquisition date.

(in thousands of USD)	Fair value at acquisition date
Property, plant and equipment (Note 8)	120,280
Trade receivables	3,685
Cash and cash equivalents	8,355
Loans and borrowings (Note 15)	(61,065)
Trade and other payables	(4,086)

Total identifiable net assets acquired	67,169

Measurement of fair values

Assets acquired	Valuation techniques
Property, plant and equipment	The price was agreed among parties by reference to valuation reports by brokers

Goodwill
The transaction did not give rise to the recognition of any goodwill:

(in thousands of USD)	Fair value at acquisition date
Consideration transferred	33,585
Fair value of pre-existing interests in Larvotto and Fiorano	(18,633)
Fair value of identifiable net assets	(67,169)
Fair value of shareholders' loan liabilities versus Bretta Tanker Holdings, transferred to Euronav	52,217

Goodwill	—

Merger with Gener8 Maritime, Inc.
On December 21, 2017, Euronav announced that the Company has reached an agreement on a stock-for-stock merger for the entire issued and outstanding share capital of Gener8 Maritime, Inc. (“Gener8“) pursuant to which Gener8 would become a wholly-owned subsidiary of Euronav. The “Exchange Ratio“ of 0.7272 Euronav shares for each share of Gener8 is expected to result in the issuance of approximately 60.9 million new Euronav shares to Gener8 shareholders. The Exchange Ratio implies a premium of 35% paid on Gener8 shares based on the closing share prices on 20 December 2017. The merger will result in Euronav shareholders owning approximately 72% of the issued share capital of the combined entity and Gener8 shareholders owning approximately 28% (based on the fully diluted share capital of Euronav and the fully diluted share capital of Gener8). The merger is subject to the approval of Gener8’s shareholders, the consent of certain of Gener8’s lenders to assign certain debt facilities to the combined entity, the effectiveness of a registration statement to be filed by Euronav with the U.S. Securities and Exchange Commission (the “SEC”) to register the Euronav shares to be issued in the merger (the “New Registration Statement”), the listing of such shares on the New York Stock Exchange (the “NYSE”) and other customary closing conditions. Certain of these closing conditions are substantive, and these conditions have not yet been met. The Gener8 shares will be contributed to Euronav in application of the Belgian Companies Code procedure of a capital increase through contribution in kind. The increase of the Euronav share capital will occur under the existing authorized capital of USD 150.0 million.